Exhibit 99.1

Case 20-11835-JTD Doc 92 Filed 07/24/20 Page 1 of 6

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

——————————————————————————	x
:
In re:	:	Chapter 11
:
GLOBAL EAGLE ENTERTAINMENT	:	Case No. 20-11835 (JTD)
INC., et al.,[1]	:
	:	(Jointly Administered)
Debtors.	:
	:	Re: Docket No. 79
——————————————————————————	x

NOTICE OF INTERIM ORDER (I) ESTABLISHING

NOTICE AND HEARING PROCEDURES FOR

TRADING OF GLOBAL EAGLE ENTERTAINMENT INC.

EQUITY SECURITIES AND (II) GRANTING RELATED RELIEF

TO HOLDERS OF EQUITY INTERESTS IN GLOBAL EAGLE ENTERTAINMENT INC.

PLEASE TAKE NOTICE THAT on July 22, 2020 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE THAT on the Petition Date the Debtors filed a motion seeking entry of an order pursuant to sections 105, 362, and 541 of the Bankruptcy Code (a) establishing notice and hearing procedures for trading of Global Eagle Entertainment Inc. (“GEE”) equity securities and (b) granting related relief (the “Motion”).

PLEASE TAKE FURTHER NOTICE THAT on July 23, 2020, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an interim order establishing notification and hearing procedures for trading of GEE equity securities [Docket No. 79] (the “Interim Order”), thereby approving the procedures set forth below in order to preserve the Debtors’ Tax Attributes (as defined in the Motion). A final hearing on the Motion is scheduled on August 17, 2020 at 11:00 a.m. (Eastern Time) (the “Final Hearing”). Any objections to the relief granted in the Interim Order must be filed with the Bankruptcy Court and served upon proposed counsel for the Debtors SO AS TO BE ACTUALLY RECEIVED no later than seven days before the Final Hearing (the “Objection Deadline”).

[1]

The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number are: Global Eagle Entertainment Inc. (7800), Airline Media Productions, Inc. (2314), Emerging Markets Communications, LLC (0735), Entertainment in Motion, Inc. (3908), Global Eagle Entertainment Operations Solutions, Inc. (3375), Global Eagle Services, LLC (7899), Global Eagle Telecom Licensing Subsidiary LLC (2547), IFE Services (USA), Inc. (2120), Inflight Productions USA Inc. (8493), Maritime Telecommunications Network, Inc. (9974), MTN Government Services, Inc. (6069), MTN International, Inc. (8559), MTN License Corp. (0314), N44HQ, LLC (0570), Post Modern Edit, Inc. (6256), Row 44, Inc. (2959), and The Lab Aero, Inc. (9831). The Debtors’ address is 6080 Center Drive, Suite 1200, Los Angeles, California 90045.

Case 20-11835-JTD Doc 92 Filed 07/24/20 Page 2 of 6

PLEASE TAKE FURTHER NOTICE THAT if an objection is timely filed, served and received before the Objection Deadline, such objection will be heard at the Final Hearing on the Motion. If no objections are timely filed and served in accordance with the procedures set forth herein, proposed counsel to the Debtors will file a certification of counsel to that effect attaching a final form of order and the Bankruptcy Court may enter a final order granting the Motion without further notice and in advance of the Final Hearing.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Interim Order, the following procedures will apply to holding and trading of GEE equity securities:

a.

Any purchase, sale, or other transfer of GEE equity securities in violation of the procedures set forth herein (including the notice requirements set forth herein and in the Interim Order) will be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.

b.

Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)(l)) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (f) below) must file with the Bankruptcy Court, and serve on: (i) proposed counsel to the Debtors, (1) Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 (Attn: George A. Davis (george.davis@lw.com)) and 355 South Grand Avenue, Suite 100, Los Angeles, California 90071 (Attn: Ted A. Dillman (ted.dillman@lw.com), Helena G. Tseregounis (helena.tseregounis@lw.com), and Nicholas J. Messana (nicholas.messana@lw.com)) and (2) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801 (Attn: Michael R. Nestor (mnestor@ycst.com), Kara Hammond Coyle (kcoyle@ycst.com), and Betsy L. Feldman (bfeldman@ycst.com)); (ii) counsel to the Ad Hoc First Lien Group, (1) Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166 (Attn: Scott J. Greenberg (sgreenberg@gibsondunn.com) and Michael J. Cohen (mcohen@gibsondunn.com)) and (2) Pachulski, Stang, Ziehl & Jones LLP, 919 North Market Street # 1700, Wilmington, Delaware 19801 (Attn: Laura Davis Jones (ljones@pszjlaw.com)); and (iii) counsel to any statutory committee appointed in the Chapter 11 Cases, a notice of such status, in the form of Exhibit 1 attached to the Interim Order, on or before the later of (x) 20 calendar days after the date of this Notice and (y) 10 calendar days after becoming a Substantial Shareholder.

c.

At least 14 calendar days before effectuating any transfer of equity securities (including Options to acquire such securities, as defined in Paragraph (f) below) that would result in an increase in the amount of Stock (as defined in Paragraph (f) below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) must file with the

Case 20-11835-JTD Doc 92 Filed 07/24/20 Page 3 of 6

Bankruptcy Court, and serve on: (i) proposed counsel to the Debtors, (1) Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 (Attn: George A. Davis (george.davis@lw.com)) and 355 South Grand Avenue, Suite 100, Los Angeles, California 90071 (Attn: Ted A. Dillman (ted.dillman@lw.com), Helena G. Tseregounis (helena.tseregounis@lw.com), and Nicholas J. Messana (nicholas.messana@lw.com)) and (2) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801 (Attn: Michael R. Nestor (mnestor@ycst.com), Kara Hammond Coyle (kcoyle@ycst.com), and Betsy L. Feldman (bfeldman@ycst.com)); (ii) counsel to the Ad Hoc First Lien Group, (1) Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166 (Attn: Scott J. Greenberg (sgreenberg@gibsondunn.com) and Michael J. Cohen (mcohen@gibsondunn.com)) and (2) Pachulski, Stang, Ziehl & Jones LLP, 919 North Market Street # 1700, Wilmington, Delaware 19801 (Attn: Laura Davis Jones (ljones@pszjlaw.com)); and (iii) counsel to any statutory committee appointed in the Chapter 11 Cases, advance written notice, in the form of Exhibit 2 attached to the Interim Order, of the intended transfer of equity securities.

d.

At least 14 calendar days before effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Bankruptcy Court, and serve on: (i) proposed counsel to the Debtors, (1) Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 (Attn: George A. Davis (george.davis@lw.com)) and 355 South Grand Avenue, Suite 100, Los Angeles, California 90071 (Attn: Ted A. Dillman (ted.dillman@lw.com), Helena G. Tseregounis (helena.tseregounis@lw.com), and Nicholas J. Messana (nicholas.messana@lw.com)) and (2) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801 (Attn: Michael R. Nestor (mnestor@ycst.com), Kara Hammond Coyle (kcoyle@ycst.com), and Betsy L. Feldman (bfeldman@ycst.com)); (ii) counsel to the Ad Hoc First Lien Group, (1) Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166 (Attn: Scott J. Greenberg (sgreenberg@gibsondunn.com) and Michael J. Cohen (mcohen@gibsondunn.com)) and (2) Pachulski, Stang, Ziehl & Jones LLP, 919 North Market Street # 1700, Wilmington, Delaware 19801 (Attn: Laura Davis Jones (ljones@pszjlaw.com)); and (iii) counsel to any statutory committee appointed in the Chapter 11 Cases, advance written notice, in the form of Exhibit 3 attached to the Interim Order, of the intended transfer of equity securities (the notices required to be filed and served under Paragraph (c) and this Paragraph (d), each a “Notice of Proposed Transfer”).

e.

The Debtors will have seven calendar days after receipt of a Notice of Proposed Transfer to file with the Bankruptcy Court and serve on such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the

Case 20-11835-JTD Doc 92 Filed 07/24/20 Page 4 of 6

Debtors’ ability to utilize the Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and non-appealable order of the Bankruptcy Court. If the Debtors do not object within such seven-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this Paragraph (e) must be the subject of additional notices as set forth herein, with an additional seven-day waiting period.

f.

For purposes of these procedures, (i) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of the Petition Date, approximately 168,921 shares2) of the common stock of GEE (the “Stock”),[3] and (ii) “ownership” (or any variation thereof of the Stock and Options to acquire the Stock) will be determined in accordance with applicable rules under Section 382 of title 26 of the United States Code, the Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated thereunder, and rulings issued by the United States Internal Revenue Service (the “IRS”), and thus, to the extent provided therein, from time to time will include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries); (y) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock; and (z) ownership of an Option to acquire the Stock, but only to the extent such Option is treated as exercised under Treasury Regulations Section 1.382-4(d). An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE THAT, upon the request of any person, proposed counsel to the Debtors, (i) Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 (Attn: George A. Davis (george.davis@lw.com)) and 355 South Grand Avenue, Suite 100, Los Angeles, California 90071 (Attn: Ted A. Dillman (ted.dillman@lw.com), Helena G. Tseregounis (helena.tseregounis@lw.com), and Nicholas J. Messana (nicholas.messana@lw.com)) and (ii) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801 (Attn: Michael R. Nestor (mnestor@ycst.com), Kara Hammond Coyle (kcoyle@ycst.com), and Betsy L. Feldman (bfeldman@ycst.com)), will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE THAT a copy of the Interim Order may be obtained free of charge online at http://cases.primeclerk.com/GEE.

[2]	Based upon 3,753,807 shares of GEE’s common stock issued and outstanding as of the Petition Date.
[3]	For purposes of this Notice, “Stock” includes the Common Stock Purchase Warrant (Penny Warrant) issued by GEE to Searchlight II TRO-W, L.P. on May 27, 2018.

Case 20-11835-JTD Doc 92 Filed 07/24/20 Page 5 of 6

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE WILL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PROHIBITED PURCHASE, ACQUISITION, ACCUMULATION, SALE, TRADE, OR OTHER TRANSFER OF GEE EQUITY SECURITIES IN VIOLATION OF THE INTERIM ORDER WILL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE THAT the requirements set forth in this Notice are in addition to the requirements of applicable securities, corporate, and other laws, and do not excuse compliance therewith.

[Remainder of page left intentionally blank]

Case 20-11835-JTD Doc 92 Filed 07/24/20 Page 6 of 6

Dated: July 24, 2020	YOUNG CONAWAY STARGATT & TAYLOR, LLP
Wilmington, Delaware

/s/ Kara Hammond Coyle
Michael R. Nestor (No. 3526)
Kara Hammond Coyle (No. 4410)
Betsy L. Feldman (No. 6410)
Rodney Square
1000 North King Street
Wilmington, Delaware 19801
Telephone: (302) 571-6600
Facsimile: (302) 571-1253
Email: mnestor@ycst.com
kcoyle@ycst.com
bfeldman@ycst.com

-and-

LATHAM & WATKINS LLP

George A. Davis (admitted pro hac vice)
Madeleine C. Parish (admitted pro hac vice)
885 Third Avenue
New York, New York 10022
Telephone: (212) 906-1200
Facsimile: (212) 751-4864
Email: george.davis@lw.com
madeleine.parish@lw.com

-and-

Ted A. Dillman (admitted pro hac vice)
Helena G. Tseregounis (admitted pro hac vice)
Nicholas J. Messana (admitted pro hac vice)
355 South Grand Avenue, Suite 100
Los Angeles, California 90071
Telephone: (213) 485-1234
Facsimile: (213) 891-8763
Email: ted.dillman@lw.com
helena.tseregounis@lw.com
nicholas.messana@lw.com

Proposed Counsel for Debtors and Debtors in Possession